OPPENHEIMER VALUE FUND
                Supplement dated August 10, 2004 to the
      Statement of Additional Information dated December 23, 2003


The Statement of Additional Information is changed as follows:

  1. The supplement dated August 9, 2004 is hereby withdrawn.

  2. The first bullet point found on page 32 of the section titled "Does the Fund Have Additional Fundamental
      Policies?" is deleted and replaced with the following paragraph:

           The Fund cannot invest in the securities of other registered investment companies or registered unit investment trusts in reliance on sub-paragraph (F) or (G) of Section 12(d)(1) of the Investment Company Act of 1940.







August 10, 2004                                         PX0375.013